VOYA EQUITY TRUST

(All Funds)

VOYA SERIES FUND, INC.

(Voya Corporate Leaders 100 Fund

Voya Large Cap Growth Fund

Voya Mid Cap Value Advantage Fund

Voya Small Company Fund

Voya Capital Allocation Fund)

Supplement dated August 7, 2015

to the current Statements of Additional Information

(each an “SAI” and collectively the “SAIs”)

for the above named Company/Trust

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds as identified above

(each a “Fund” and collectively the “Funds”)

Effective immediately, the SAIs for the Funds are hereby revised as follows:

The following paragraph is included in the section entitled “Sales Charges – Dealer Commissions and Other Incentives” of the Funds’ SAIs:

The Distributor may, from time to time, pay additional cash and non-cash compensation from its own resources to its employee sales staff for sales of certain Voya funds that are made by registered representatives of broker-dealers to the extent such compensation is not prohibited by law or the rules of any self-regulatory agency, such as FINRA.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE